SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 6, 2002
                                                          --------------



              A M C A S T  I N D U S T R I A L  C O R P O R A T I O N
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)



              Ohio                        1-9967               31-0258080
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


   7887 Washington Village Drive, Dayton, Ohio                45459
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code           (937) 291-7000
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         -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

Effective August 6, 2002, Casting Technology Company, a partnership consisting of two wholly-owned subsidiaries of Amcast Industrial Corporation, and Bank One, NA entered into a First Amendment to the Credit Agreement dated August 26, 1999 between the partnership and Bank One, NA which, among other things, extended the maturity date of the revolving credit facility and term loan made to the partnership by Bank One, NA to September 14, 2003. A copy of the First Amendment is filed herewith as Exhibit 10.1 and hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is filed as part of this Form 8-K:

         10.1 First Amendment to Credit Agreement, dated August 6, 2002, among Casting Technology Company and Bank One, NA.


                               S I G N A T U R E S

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 AMCAST INDUSTRIAL CORPORATION


Date:    9/18/2002                               By: /s/ F. J. Drew
     --------------------------                  --------------------------
                                                 Francis J. Drew
                                                 Vice President, Finance

                                  EXHIBIT INDEX
                                 ---------------

   Exhibit No.                Description
  -----------                -------------

     10.1 First Amendment to Credit Agreement, dated August 6, 2002, among Casting Technology Company and Bank One, NA.